FORTRESS PAPER LTD.

iDCENTRIX INC.

STERLING GOLD CORP.

REGISTRATION RIGHTS AGREEMENT

dated January 31, 2008

Sangra Moller LLP

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated January 31, 2008, among Sterling Gold Corp. (together with any successor entity, herein referred to as the "Company"), a corporation organized pursuant to the laws of the State of Nevada, iDcentrix Inc. ("iDcentrix"), a company organized pursuant to the laws of the State of Delaware and Fortress Paper Ltd. ("Fortress"), a company organized pursuant to the laws of the Province of British Columbia.

WHEREAS, this Agreement is being entered into contemporaneously with the consummation of the transactions contemplated by (i) that certain Amended and Restated Technology SubLicense Agreement, dated the date hereof, between Fortress and iDcentrix (the "Restated SubLicense"), (ii) that certain Technology SubLicense Agreement, dated the date hereof, between Fortress and iDcentrix (the "SubLicense") and (iii) that certain Share Exchange Agreement, dated January 16, 2008, among the Company, iDcentrix, the shareholders of iDcentrix (including Fortress) and the Shareholders Representative (as defined therein) (the "Exchange Agreement"); and

WHEREAS, pursuant to the Restated SubLicense and the SubLicense, iDcentrix will have issued to Fortress an aggregate of Ten Million (10,000,000) shares of the common stock of iDcentrix; and

WHEREAS, pursuant to the Exchange Agreement, Fortress will have exchanged the 10,000,000 shares of iDcentrix common stock issued to it pursuant to the Restated SubLicense and the SubLicense for 10,000,000 shares of common stock of the Company; and

WHEREAS, the Company has agreed to provide the registration rights set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

"Action" has the meaning set forth in Section 6(c) hereof.

"Affiliate" has the meaning set forth in Rule 405 under the Securities Act.

"Blue Sky Application" has the meaning in Section 6(a) hereof.

"Broker-Dealer" means any broker or dealer registered under the Exchange Act.

"Business Day" means a day other than a Saturday or Sunday or any federal holiday in the United States or any holiday in the Province of British Columbia, Canada.

"Closing Date" means January 31, 2008.

"Commission" means the Securities and Exchange Commission of the United States.

"Common Stock" means the shares of common stock of the Company.

"Company" has the meaning set forth in the recitals hereto.

"Effectiveness Deadline" has the meaning in Section 2(b) hereof.

"Effectiveness Period" has the meaning in Section 2(c) hereof.

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

"Exchange Agreement" has the meaning set forth in the recitals hereto.

"Filing Deadline" has the meaning in Section 2(a) hereof.

"Holders" means Fortress or its Affiliates who own, beneficially or of record, Transfer Restricted Securities .

"Indemnified Holder" has the meaning in Section 6(a) hereof.

"NASD" means National Association of Securities Dealers, Inc.

"Notice and Questionnaire" means the Selling Securityholder Notice and Questionnaire in substantially the form attached as Exhibit A hereto.

"Person" means an individual, partnership, limited liability company, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

"Prime Rate" means the prime rate of interest charged by Royal Bank of Canada to its most creditworthy customers for U.S. dollar or commercial loans at its main branch in Vancouver, British Columbia, from time to time.

"Prospectus" means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by such Registration Statement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

"Restated SubLicense" has the meaning set forth in the recitals hereto.

"Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

"Securities Act" means the United States Securities Act of 1933, as amended.

"Shelf Registration Statement" has the meaning set forth in Section 2(a) hereof.

"Sub-Licence Agreement" has the meaning set forth in the recitals hereto.

"Suspension Period" has the meaning in Section 4(b) hereof.

"Transfer Restricted Securities" means each share of Common Stock originally issued to Fortress pursuant to the Exchange Agreement until the earliest to occur of:

(a)	the date on which such share of Common Stock has been effectively registered for resale under the Securities Act and disposed of in accordance with the Shelf Registration Statement;

(b)
the date on which such share of Common Stock (A) has been transferred in compliance with Rule 144(k) or (B) may be sold or transferred pursuant to Rule 144(k) were it not held by an Affiliate of the Company (or any other similar provision then in force); and

(c)	the date on which such share of Common Stock ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

"Underwritten Registration" or "Underwritten Offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

It is expressly understood by the parties hereto that in the event that the Sub-Licence Agreement is terminated pursuant to its terms or the transactions contemplated thereunder are not completed that this Agreement will be null and void and of no further force and effect.

2.	Shelf Registration.

(a)	The Company shall use commercially reasonable efforts to prepare and, as promptly as practicable but in any event not later than 90 days after:

(i)	the Closing Date, file with the Commission a registration statement in respect of an aggregate of 2,500,000 of the Transfer Restricted Securities;

(ii)
having received a written request from the Holders, which request shall not be made prior to the first anniversary of the Closing Date, file with the Commission a further registration statement in respect of an additional 2,500,000 Transfer Restricted Securities over and above those referred to in (i) above;

(iii)
having received a written request from the Holders, which request shall not be made prior to the second anniversary of the Closing Date, file with the Commission a further registration statement in respect of an additional 2,500,000 Transfer Restricted Securities over and above those referred to in (i) and (ii) above; and

(iv)
having received a written request from the Holders, which request shall not be made prior to the third anniversary of the Closing Date, file with the Commission a further registration statement in respect of an additional 2,500,000 Transfer Restricted Securities over and above those referred to in (i), (ii) and (iii) above,

(the date which is not later than 90 days after each of the events referred to in (i) through (iv) above is referred to as a "Filing Deadline")

for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statements"), covering the Transfer Restricted Securities issued to and held by the Holders as set out above. The Shelf Registration Statements shall be on Form S-3 under the Securities Act or, if Form S-3 is unavailable, on another appropriate form permitting registration of such Transfer Restricted Securities for resale by the Holders in the manner or manners designated by them or permitted under applicable law (including, without limitation, one or more underwritten offerings).

The Company shall use commercially reasonable efforts to cause the Shelf Registration Statements to be declared effective by the Commission as soon as practicable after they are filed and, in any event, within 90 days after the Filing Deadline for each such Shelf Registration Statement (the "Effectiveness Deadline"). If (i) (A) any of the Shelf Registration Statements required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the Commission prior to the Filing Deadline or (B) any such Shelf Registration Statement covering all of the Transfer Restricted Securities is not declared effective by the Commission on or before the Effectiveness Deadline due to the failure of the Company to use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission, or (ii) if, after any such Shelf Registration Statement has been declared effective by the Commission, sales of any of the Transfer Restricted Securities required to be covered by such Shelf Registration Statement cannot be made pursuant to such Shelf Registration Statement (by reason of a stop order or the Company's failure to update the Shelf Registration Statement or after the 30th consecutive day in any 45-day period or the 45th day in any 365-day period, as the case may be, of any Suspension Period described in Section 4(b) hereof, or any other reason outside the control of the Holders) and the Company does not cause the Shelf Registration Statement to become effective by a post-effective amendment or report filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act within five (5) Business Days of the commencement of such suspension, or (iii) the Common Stock are not included for quotation on the Nasdaq Over- the -Counter Bulletin Board (the "OTCBB") at any time after the Effectiveness Deadline hereunder (each of the items (i) and (ii) of this Section 2(a) is herein called a "Registration Default"), then the Company will make payments to the Holders in such amounts and at such times as shall be determined pursuant to this Section 2(a) as relief for the damages to the Holders by reason of any such delay in or reduction of their ability to sell the Transfer Restricted Securities as liquidated damages ("Default Damages"). The Company shall pay to each Holder as Default Damages an amount equal to the number of Transfer Restricted Securities held by such Holder, multiplied by a deemed price of US$0.75 per Transfer Restricted Security, multiplied by a rate equal to the Prime Rate plus 5% per annum, for each thirty (30) day period (or portion thereof) of a Registration Default. Default Damages shall accrue to each Holder on the Transfer Restricted Securities from and including the date on which the Registration Default occurs up to but excluding the date on which the Registration Default has been cured provided however, Default Damages on Transfer Restricted Securities shall not accrue under any more than one of the foregoing clauses (i) or (ii) above at any one time; provided further however that (x) on the filing of the Shelf Registration Statement as required (in case of clause (i)(A) of this Section 2(a)), (ii) on the effectiveness of the Shelf Registration Statement as required hereunder (in the case of clause (i)(B) of this Section 2(a)) or the quotation of the Common Stock on the OTCBB, Default Damages on the Transfer Restricted Securities as a result of such clause (or the relevant subclause) as the case may be, shall cease to accrue. It is understood and agreed that notwithstanding any provisions to the contrary Default Damages shall cease to accrue on any Transfer Restricted Securities at the time that such securities cease to be a Transfer Restricted Securities.

Notwithstanding anything to the contrary, a Holder shall not be entitled to Default Damages under this Section 2(a) if such Registration Default is attributable to changes (other than corrections of the Company's mistakes respecting information previously provided by the Holders) required to be provided by the Holders in the Shelf Registration Statement with respect to information relating to the Holders, including, without limitation to the plan of distribution or if such Holders have not provided all registration information to us as required in Section 2(d) at least five (5) Business Days prior to the effective date of Shelf Registration Statements or any subsequent amendment thereto (with respect to any period subsequent to such amendment and prior to the next amendment in respect of which such information is provided to us). No Default Damages will be payable to Holders of securities purchased in transactions covered by the Shelf Registration Statement or previously sold in transactions exempt from the registration requirements of the Securities Act in accordance with Rule 144 (unless such Holders were assigned rights hereunder pursuant to Section 10(f) hereof).

The calculation of Default Damages hereunder will be determined on the basis of a 360 day year comprised of twelve-30 months days and the actual number of days on which Default Damages accrued during such period.

The Default Damages set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for Registration Defaults. In addition to the foregoing, the Company shall not, without the Holders' prior written consent (such consent to be given in the sole discretion of the Holders), for the entire period that there is an uncured Registration Default, file, or cause to be filed, any registration statement for its securities for sale either for its own account or for the account of a third party.

(b)
The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statements continuously effective in order to permit the Prospectus included therein to be lawfully delivered by the Holders for a period (the "Effectiveness Period") of two years from the Filing Deadlines set out in Section 2(a) hereof or such shorter period that will terminate when (i) all the Transfer Restricted Securities have been sold pursuant to the Shelf Registration Statements or (ii) none of the shares of Common Stock issued to the Holders pursuant to the Exchange Agreement are Transfer Restricted Securities. The Company shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statements effective during the requisite periods if it voluntarily takes any action that would result in the Holders not being able to offer and sell such Transfer Restricted Securities during the Effectiveness Period, unless such action is (i) required by applicable law or (ii) taken by the Company in good faith and contemplated by Section 4(b) below, and the Company thereafter complies with the requirements of Section 4(b).

Notwithstanding the foregoing, the Company shall not be obligated to file a Prospectus with the securities commission or similar regulatory authority in any of the provinces or territories of Canada.

(c)
The Company shall, at least 15 Business Days prior to the date on which a Shelf Registration Statement is filed, provide written notice to each Holder (which notice shall be accompanied by a copy of a Notice and Questionnaire to be completed by such Holder) that the Company intends to file a Shelf Registration Statement pursuant to this Agreement and that the Holder must complete and return the enclosed Notice and Questionnaire in accordance with this Section 2(c) in order to be named as a selling securityholder in the Shelf Registration Statement and Prospectus. The Company shall include in a Shelf Registration Statement at the time it is first declared effective, the name of each Holder that provided a Notice and Questionnaire to the Company in accordance with this Section 2(c). If the Company files a post-effective amendment to the Shelf Registration Statement, the Company shall use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable.

(d)
If the Company’s Board of Directors, in its good faith judgment, determines that any Shelf Registration should not be made or continued because (i) it would interfere with any material financing, acquisition, corporate reorganization or merger, or other material transaction involving the Company or (ii) it would result in premature disclosure of a matter the Company’s Board of Directors has determined would not be in the best interest of the Company to be disclosed at such time, the Company may postpone the filing of a registration statement or, in case a registration statement has been filed, may cause such registration statement to be withdrawn, for up to 45 days; provided, however, that in no event shall the Company withdraw a Shelf Registration Statement after it has been declared effective. Notwithstanding the foregoing, for the duration of any such withdrawal or postponement period, the Company shall continue to use commercially reasonable efforts to prepare such Shelf Registration Statement and any related materials so that the Company will be in a position to file such Shelf Registration Statement when the withdrawal or postponement shall have expired. The Company may defer the filing of a Shelf Registration Statement pursuant to this Section 2(d) hereof only once in any twelve month period.

(e)
The Company will not grant to any Person the right, other than as set forth herein and except to directors or employees of the Company with respect to registrations on Form S-8 (or any successor forms thereto), to request the Company to register any securities of the Company except such rights as are not more favorable than or inconsistent with the rights granted to the Holders herein. In the event the Company grants rights which are more favorable, the Company will make such provisions available to the Holders and will enter into any amendments necessary to confer such rights on the Holders. No Person shall be permitted to exercise piggyback or similar registration rights in any Shelf Registration Statement unless all of the shares of Transfer Restricted Securities permitted to be registered therein by the Holders are included in such Shelf Registration Statement.

3.	iDcentrix Obligations

For so long as the Holders hold any Transfer Restricted Securities, iDcentrix unconditionally guarantees the performance of the Company's obligations pursuant to this Agreement and shall be liable to the Holders, jointly and severally with the Company, for any loss or damage arising from any breach or non-performance of this Agreement by the Company, including without limitation, the Default Damages.

4.	Registration Procedures.

In connection with any Shelf Registration Statement contemplated by Section 2 hereof, the Company shall:

(a)
use commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto and in accordance with Section 2(a) hereof, shall prepare and file with the Commission a Shelf Registration Statement relating to the registration on Form S-3, or if the Company is not then eligible to use Form S-3, on any appropriate form under the Securities Act;

(b)
upon the occurrence of any event or discovery of any facts of the kind described in clauses (ii) through (iv) of Section 4(d) during the Effectiveness Period, as promptly as practicable after the occurrence of such an event, use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed, including, without limitation, preparing and filing a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus or any document incorporated therein by reference and any other required document so that, as thereafter delivered to the Holders or purchasers of the shares of Common Stock covered thereby, neither the Shelf Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. Notwithstanding the foregoing, the Company may suspend the availability of the Shelf Registration Statement upon written notice to the Holders (which notice shall be accompanied by an instruction to suspend the use of the Prospectus), for one or more periods not to exceed 45 consecutive days in any 90-day period, and not to exceed, in the aggregate, 90 days in any 365-day period (each such period, a "Suspension Period") if:

(i)
an event occurs and is continuing that, in the Company's good faith judgment, would require the Company to make changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading;

(ii)	the Company reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Company (and its subsidiaries, if any, taken as a whole);

(iii)	the Company's directors and executive officers are also prohibited from trading in the Company's securities during such Suspension Period; and

(iv)	the Company has suspended the availability of any other shelf registration statement covering resales by third parties.

(c)
prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period (which may, to the extent applicable in compliance with the Securities Act, be effected by filings under the Exchange Act as contemplated by Item 12(b) of Form S-3 under the Securities Act); cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holders set forth in the Shelf Registration Statement or supplement to the Prospectus;

(d)	notify the Holders and the underwriter(s), if any, promptly (but in any event within five Business Days) and, if requested by such Persons, confirm such advice in writing:

(i)
when the Shelf Registration Statement, the Prospectus or any amendment, supplement or post-effective amendment thereto has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective;

(ii)
of any written request by the Commission for post-effective amendments or supplements to the Shelf Registration Statement or Prospectus or for additional information relating thereto after a Registration Statement has become effective;

(iii)
of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; or

(iv)
of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading;

(e)
if at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(f)
furnish to the Holders and their respective counsel prior to the filing with the Commission, a copy of the Shelf Registration Statement, copies of any Prospectus included therein and copies of any amendments to the Shelf Registration Statement or supplements to the Prospectus and each Holder shall have the opportunity to correct any information pertaining to the Holder that is contained therein and the Company will make the corrections reasonably requested by such Holder with respect to such information prior to filing any such Shelf Registration Statement or amendment or supplement thereto;

(g)
make available at reasonable times for inspection by one or more representatives of the Holders, any underwriter participating in any distribution pursuant to the Shelf Registration Statement, and any attorney or accountant retained by the underwriter(s) and the respective counsel of the Holders all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness; provided, however, that (i) each such representative of the selling Holders (on its behalf and on behalf of its underwriter(s), attorneys and accountants) will be required to agree in writing to hold in confidence and not to use for any purpose other than to satisfy applicable due diligence responsibilities all nonpublic information obtained by it as a result of such inspections until such is made generally available to the public through no fault of such representative of the Holders or their underwriter(s), attorneys or accountants of a selling Holder, and (ii) each selling Holder will be required further to agree in writing that it will, upon learning that the disclosure of such records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the records and information deemed confidential;

(h)
if reasonably requested by Holders or the underwriter(s), if any, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may request to have included therein, including, without limitation: (i) information relating to the "Plan of Distribution" of the Transfer Restricted Securities; (ii) information with respect to the number of Common Stock being sold to such underwriter(s); (iii) the purchase price being paid therefor; and (iv) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; provided, however, that with respect to any information requested for inclusion by the Holder, this clause (h) shall apply only to such information that relates to the Transfer Restricted Securities to be sold by such Holder; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(i)
furnish to each Holder and each of the underwriter(s), if any, upon request, without charge, at least one conformed copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (without any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) unless requested);

(j)
deliver to each Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; subject to any notice by the Company in accordance with this Section of the existence of any fact or event of the kind described in clauses (ii) through (iv) of Section 4(d), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(k)
in the case of an Underwritten Registration, enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as are prudent and reasonable in order to expedite or facilitate the disposition of the Transfer Restricted Securities and cause to be delivered to the underwriters opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request, addressed to the underwriters and, if requested, letters from the Company’s independent certified public accountants addressed to the underwriter in customary form and covering such financial and accounting matters as are customarily covered by letters of independent certified public accountants delivered in connection with primary or secondary underwritten public offerings as the case may be;

(l)
prior to any public offering of Transfer Restricted Securities, use commercially reasonable efforts to cooperate with the Holders, the underwriter(s), if any, and their respective counsel in connection with the registration or qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdiction in the United States as the Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or customary to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (i) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (ii) to subject themselves to taxation in any such jurisdiction if they are not now so subject;

(m)
use commercially reasonable efforts to cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws) and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by such Holders or underwriter(s);

(n)
at all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required by it to be filed under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and take such further action as the Holders may reasonably request, all to the extent required to enable the Holders to be eligible to sell Transfer Restricted Securities pursuant to Rule 144; and

(o)
use commercially reasonable efforts to cause all Transfer Restricted Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on the OTC Bulletin Board or on NASDAQ or such other national securities exchange as may be selected by the Company.

Each Holder agrees by acquisition of the Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in clauses (ii) through (iv) of Section 4(d) hereof and during any Suspension Period, such Holder will, and will use commercially reasonable efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

(a)	such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b) hereof; or

(b)
such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension. The Company may require each Holder to furnish and such Holder shall furnish to the Company any other information regarding the Holder and the distribution of the Transfer Restricted Securities as the Company may from time to time reasonably require in writing.

5.	Registration Expenses.

All expenses incidental to the Company's performance of and compliance with this Agreement shall be borne by the Company regardless of whether a Registration Statement becomes effective, including, without limitation:

(a)	all registration and filing fees and expenses including but not limited to the preparation of all registration statements and all amendments or supplements thereto;

(b)	all fees and expenses of compliance with U.S. securities and Blue Sky laws;

(c)	all expenses of printing (including printing of Prospectuses and certificates for the shares of Common Stock, messenger and delivery services and telephone);

(d)	all fees and disbursements of counsel to the Company;

(e)
all application and filing fees in connection with listing (or authorizing for quotation) the shares of Common Stock on any securities exchange or automated quotation system pursuant to the requirements hereof;and

(f)	all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

6.	Indemnification and Contribution.

(a)
The Company shall indemnify and hold harmless each Holder, such Holder's officers, directors and employees and each person, if any, who controls or is controlled by such Holder within the meaning of Section 15 of the Securities Act (each Holder and each of its respective officers, employees and any such control person being an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

(i)
any untrue statement or alleged untrue statement of a material fact contained in (A) any Shelf Registration Statement or Prospectus or any amendment thereof or supplement thereto (including in any periodic or current report filed by the Company pursuant to the Securities Exchange Act of 1934 which is incorporated by reference therein) or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application"); or

(ii)
the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Shelf Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein or out of the failure by the Indemnified Holder to furnish to any purchaser of its Restricted Transfer Securities, a copy of the Shelf Registration Statement, the Prospectus or any supplement or amendment thereto in the form provided to such Indemnified Holder by the Company. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Indemnified Holder.

(b)
Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers, directors and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof arising out of, or based upon:

(i)	any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application; or

(ii)
the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made), not misleading, but in each case (i) only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein or caused by such Holder’s failure to deliver to such Holder’s immediate purchaser a copy of the Shelf Registration Statement or Prospectus or any amendments thereof or supplements thereto (if the same was required by applicable law to be so delivered) and (ii) such Holder shall be liable under this Agreement for only that amount as does not exceed the proceeds actually received by such Holder as a result of the sale of Transfer Restricted Securities pursuant to such Shelf Registration Statement, and shall reimburse the Company, and any such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company, or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to the Company, or any of their respective directors, officers, employees or controlling persons and any such director, officer, employee or controlling person.

(c)
Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties, other than reasonable costs of investigation, unless: (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action; (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action; or (iii) the named parties to any such action include both the indemnifying party and the indemnified party and such parties have been advised by counsel to the indemnifying party that either (x) representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal equitable defenses available to the indemnified party which are different from, in conflict with, or additional to, those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of one counsel selected by all the indemnified parties to represent them all shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or reasonably could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party (an "Action"), unless such settlement, compromise or judgment (x) includes an unconditional release of the indemnified party from all liability on claims that are the subject matter of such action and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party. No indemnified party shall, without the prior written consent of the indemnifying party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any Action, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Action.

(d)
If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that a Holder will not be obligated to contribute more than the net proceeds received by such Holder from such offering. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 6(d) are several and not joint.

7.	Rule 144

The Company shall use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rule 144. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8.	Participation in Underwritten Registrations.

The Holders may not participate in any Underwritten Registration hereunder unless such Holder:

(a)	agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

(b)
completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

9.	Selection of Underwriters.

The Holders may sell such Transfer Restricted Securities covered by the Shelf Registration Statements in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by Holders holding a majority of the Transfer Restricted Securities whose Transfer Restricted Securities are included in such offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

10.	Miscellaneous.

(a)
Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2 hereof, in addition to the Default Damages provided for in Section 2(a) hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)
No Inconsistent Agreements. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that interferes with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(c)
Amendments and Waivers. This Agreement may not be amended, modified or supplemented except by an instrument in writing signed by the Company and the Holder, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders holding a majority of the Transfer Restricted Securities.

(d)
Notices. All notices and other communications provided for or permitted hereunder shall be made in writing (except if the context expressly permits otherwise) by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

(i)	if to a Holder, at the address set forth on the records of the transfer agent of shares of Common Stock, as the case may be with a copy to:

Fortress Paper Ltd.
157 Chadwick Court
North Vancouver, British Columbia
V7M 3K2 Canada
Attention:

Tel: (604) 904-2328
Fax: (604)-988-5327
Attention: Chadwick Wasilenkoff

With a copy to:
Sangra Moller LLP
Barristers & Solicitors
1000 Cathedral Place
925 West Georgia Street
Vancouver, British Columbia

Attention: Winston Yee
Telephone: (604)-692-3021
Facsimile: (604)-669-8803

and

(ii)	if to the Company:

Sterling Gold Corp.
c/o iDcentrix, Inc.
2101 Rosecrans Ave.
Suite 4240
El Segundo, CA 90245
Attention: Chief Executive Officer
Telephone: (310)-414-2661
Facsimile: (310)-414-8145

With a copy to:

Kelley Drye & Warren LLP
400 Atlantic Street
Stamford, CT 06901
Attention: Mr. Ridgway Barker
Telephone: (203)-327-2669
Facsimile: (203)-351-8032
and

(ii)	if to iDcentrix:

iDcentrix Inc.
2101 Rosecrans Ave,
Suite 4240
El Segundo CA 90245
Attention: Chief Executive Officer
Telephone: (310)-414-2661
Facsimile: (310)-414-8145

With a copy to:

Kelley Drye & Warren LLP
400 Atlantic Street
Stamford, CT 06901
Attention: Mr. Ridgway Barker
Telephone: (203)-327-2669
Facsimile: (203)-351-8032

All such notices and communications shall be deemed to have been duly given at: the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

(e)
Successors and Assigns. This Agreement shall not be assigned without the prior written consent of the Company in its sole discretion such consent not to be unreasonably withheld; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a permitted successor or assign of a Holder as provided herein unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder; and (ii) upon the occurrence of a Registration Default that continues for 30 days or more or Registration Defaults that continue for more than 45 days in any 365-day period, the Agreement may be assigned by the Holder with the written consent of the Company not to be unreasonably withheld.

(f)
Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)
Securities Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(h)
Headings. The headings in this Agreement are for convenience of reference only and are not to be considered a part of this Agreement and shall in no way modify or restrict any of the terms or provisions hereof.

(i)	Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA, BUT WITHOUT REGARD TO ANY APPLICABILITY PRINCIPLES OF CONFLICTS OF LAW.

(j)
Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k)
Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STERLING GOLD CORP.		IDCENTRIX INC.

By:		By:
	Name:		Name:
	Title		Title

FORTRESS PAPER LTD.

By:
Name:
Title:

Exhibit A

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of common shares (the "Registrable Securities") of Sterling Gold Corp. (the "Company") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "SEC") a registration statement (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement") dated January 31, 2008 between the Company, iDcentrix and the Holders named therein. The information in this notice includes a summary of certain of the provisions of the Registration Rights Agreement, which you should review. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire at least five business days prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of its effectiveness.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, the Holders are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

Notice

The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all loss, liability, claim, damage and expense arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full Legal Name of Selling Securityholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

(c)	Full Legal Name of Depository Trust Company Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Principal amount of Registrable Securities Beneficially Owned:

(b)	CUSIP No(s). of such Registrable Securities Beneficially Owned:

4.	Beneficial Ownership of the Company's Securities Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed in Item (3).

(a)	Type and Amount of Other Securities Beneficially Owned by the Selling Securityholder:

(b)	CUSIP No(s). of such other Securities Beneficially Owned:

5.	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution:

Except as set forth below, the undersigned intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or alternatively through underwriters or broker dealers or agents. If the Registrable Securities are sold through underwriters or broker dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options, swaps or other derivatives (whether exchange-listed or otherwise); or (vi) through any combination of the foregoing, or by any other legally available means. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker dealers, which may in turn engage in short sales of the Registrable Securities, short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker dealers that in turn may sell such securities. The shares may be sold or distributed from time to time by pledgees, donees or transferees of, or other successors in interest to, the undersigned.

State any exceptions here:

Note:
In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company and an undertaking by the Selling Securityholder to pay certain expenses related to such offering.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provision.

The Selling Securityholder hereby acknowledges that there may be "black out" periods during which Registrable Securities may not be sold pursuant to the Shelf Registration Statement, as set forth in the Registration Rights Agreement.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

In accordance with the undersigned's obligations under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices to the Company hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below. All notices to the undersigned pursuant to the Registration Rights Agreement shall be made in writing at the address set forth in paragraph 2, or any other address given to the Company by notice from the undersigned.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above or provided by the undersigned as contemplated by the immediately preceding paragraph and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By:
Name:
Title:
Dated:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO STERLING GOLD CORP., AT:

c/o. iDcentrix, Inc.
2101 Rosecrans Ave.
Suite 4240
El Segundo, CA 90245
Attention: Chief Executive Officer

with a copy to:

Kelley Drye & Warren LLP
400 Atlantic Street
Stamford, CT 06901
Attention: Ridgway Barker